UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

GB Sciences, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-55462 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)

3550 W. Teco Avenue

Las Vegas, NV 89118

(Address of Principal Executive Offices) (Zip Code)

(844) 843-2569

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐            Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On November 27, 2020, the Company filed a Current Report on Form 8-K reporting that it had entered into a material definitive agreement with Iliad Research and Trading, L.P. (“Iliad”), in the form of a Judgment Settlement Agreement (the “Settlement Agreement”). The Settlement Agreement established that Iliad would release its judgment against the Company issued by the Third Judicial District Court of Salt County, State of Utah, upon the payment to Iliad of $3,006,015. The judgment had resulted from the Company’s default on a note the Company issued to Iliad on April 23, 2019. Of the $4,150,000 paid by Wellcana as described in Item 2.01 below, $3,006,015 was sent directly by Wellcana to Iliad in satisfaction of the Company’s obligation pursuant to the Settlement Agreement. Accordingly, the Settlement Agreement is now terminated.

Item 2.01 Completion of Disposition of Assets.

On November 15, 2019, the Company entered into a Membership Interest Purchase Agreement (the “Agreement”) with Wellcana Plus, LLC, a Louisiana limited liability company ("Wellcana"), whereby Wellcana would acquire the Company’s 50.01% membership interest (the “Membership Interest”) in GB Sciences Louisiana LLC, a Louisiana limited liability company. Since November 15, 2019, certain modifications of the Agreement have taken place. It was ultimately agreed that Wellcana would pay the Company $4,900,000 in cash for the Membership Interest. Prior to December 16, 2020, Wellcana paid the Company $750,000 of the purchase price. On December 16, 2020, Wellcana paid the balance of $4,150,000 which completed the disposition of the Membership Interest. There is no affiliate relationship between Wellcana and the Company.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB Sciences, Inc. a Nevada corporation

Dated: December 21, 2020	By:	/s/ John Poss
John Poss
Chief Executive Officer